STIPULATION OF SETTLEMENT,
                              SETTLEMENT AGREEMENT
                           AND MUTUAL GENERAL RELEASE

     This Stipulation of Settlement, Settlement Agreement and Mutual General Release ("Agreement") executed as of the 27th day of February, 1997 by and between

          Albert Pace and Jan Polek  (sometimes   hereinafter   referred  to  as
          "Releasors"), and

          Alcohol Sensors International Ltd. ("ASI"), John T. Ruocco ("Ruocco"), Michael A. Sylvester ("Sylvester"), Robert B. Whitney ("Whitney") Steven A. Martello ("Martello"), Leon Pasqua, ("Pasqua"), and (sometimes hereinafter collectively referred to as "Releasees"), both Releasors and Releasees collectively referred to as the "Parties" and individually as a "Party".

                      W I T N E S S E T H:

     WHEREAS, Releasors filed a complaint for damages against Alcohol Sensors International, Ltd., Whitney, Ruocco, Sylvester, Martello and Pasqua currently pending in the Federal District Court for the Southern District of New York under Index No. 96 Civ. 5867 (hereinafter the "Action"); and

     WHEREAS, all Parties desire that the Action be settled, discontinued and dismissed, that all matters at issue be settled, and that the Parties release and fully discharge each other of and from any and all claims, suits, or causes of action arising from, and all acts, actions, and transactions between the Parties, or in any way connected with, the facts and circumstances surrounding the Action on the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the premises, and the mutual releases set forth herein, and the payment of shares of stock in Alcohol Sensors International, Ltd. in accordance with the provisions of paragraph "1" hereof, to be paid by Releasees to Releasors (or their designees) in accordance with the terms and subject to the conditions hereinafter set forth, the receipt and sufficiency of which is hereby expressly acknowledged, the Parties hereby agree as follows:

     1.a. Releasees will take all necessary action to issue transfer and deliver to the Releasors, or their designees, 315,000 fully-paid, non-assessable shares of the common stock of Alcohol Sensors International, Ltd., a New York corporation within thirty (30) days of the date this Agreement is fully executed. Releasors acknowledge that the shares to be issued, transferred and delivered pursuant to this paragraph "1.a." are subject to contractual "lock-up" provisions and a shareholder agreement between the Releasees and American International Insurance Company ("AIIC") respectively. Notwithstanding the terms of such lock-up provisions, Releasees warrant, represent and agree that with respect to 50,000 of the shares to be issued transferred and delivered pursuant to this Stipulation and Settlement Agreement, that the Releasors will take all necessary and appropriate action to have these shares issued transferred and delivered to Jacobowitz & Gubitz as attorneys, free of such contractual lock-up restrictions provided, however, that Jacobowitz and Gubitz shall have signed an escrow agreement which will restrict the sale of these 50,000 shares to no more than 12,500 shares in each of the four (4) calendar months commencing April 1, 1997. Releasors and their attorneys agree further that any such sales of these securities shall be made only through the brokerage facilities of William Scott & Company, LLC provided, however, that William Scott will have agreed, in writing, to afford Jacobowitz & Gubitz in respect of any such sales, the same prices and terms available to the general public.

     b. With respect to the remainder of the shares issuable hereunder (265,000), Releasors agree, for themselves, their heirs, attorneys, assignees, and designees to be bound by the terms of a certain agreement between AIIC and the Releasees (the "AIIC Agreement) including, without limitation, provisions relating to restrictions on sale of the securities to be issued hereunder. Releasors acknowledge that they have received a copy of the AIIC Agreement and that no representation has been made as to the content, meaning, or significance of the terms thereof other than has been stated therein. Releasors further agree to execute, if required by AIIC, a separate agreement, in form and substance agreeable to AIIC or its counsel, memorializing the substantive terms of this paragraph "1.b."

     c. The Releasees warrant and represent that ASI's Employee Stock Option Plan provides for the issuance of no more than 600,000 shares of ASI's common stock on exercise of such options, and that 300,000 of these options are issuable only to outside consultants and outside advisors to the Company.

     d. The Releasees warrant and represent that neither ASI nor its Board of Directors has taken any action prior to the execution of this Agreement, and further warrant and represent that they will take no action subsequent to the execution of this Agreement and prior to the issuance and delivery of 315,000 shares pursuant to paragraph "1.a." hereof, and/or any judgment authorized herein has been satisfied, to effect any stock split or stock dividend of or on any of the outstanding capital stock of the Company.

     e. In order to effectuate the issuance, transfer and delivery of shares contemplated by paragraph "1.a." hereof, the Releasees warrant and represent that they will in good faith and without delay take the following actions:

          i. Deliver share certificates, stock powers, and letters of authorization to its Transfer Agent, Continental Stock Transfer, within three
(3) business days of receipt of written instructions from Releasors as to the identity, social security number, and address of the individuals/entities to whom shares are to be issued, transferred and delivered;

          ii. Secure and deliver to the Transfer Agent such other documentation as may be required by the Transfer Agent to effect the transfers and deliveries contemplated hereby including, without limitation, waivers and consents of AIIC, consents of William Scott & Co., LLC, opinion(s) of counsel, and the consents of any others whose consents may be necessary to cause the transfers and deliveries contemplated hereby. Any additional documentation requested or required by the Transfer Agent will be delivered to the Transfer Agent by overnight courier no later than the next business day after receipt of same by the Releasees or any of them.

     f. In order to effectuate the issuance of shares contemplated by paragraph "1.a.", the Releasors agree to execute any and all documentation required by the Transfer Agent, AIIC, or William Scott & Company, LLC, including, without limitation, agreements necessary to enforce the terms of paragraph "1.b." and the AIIC lock-up provisions; agreements necessary to enforce the provisions restricting sales through William Scott & Company, LLC as set forth in paragraph "1.a."; any additional documentation reasonably requested and necessary to effect the transfers contemplated, all of which shall be subject to approval of counsel to the Releasors.

     2. Assuming successful completion of the delivery of shares pursuant to paragraphs "1.a." and "b.", Albert Pace and Jan Polek hereby FULLY RELEASES, ACQUITS and FOREVER DISCHARGE ASI, Whitney, Ruocco, Sylvester, Martello, and Pasqua, their executors, administrators, predecessors and successors in interest, shareholders, directors, former directors, officers, former officers, partners, assigns, attorneys, agents, employees, and former employees, parents, subsidiaries, affiliates, any company affiliated with, controlled by, or having a contractual relationship with the Releasees, personal representatives, of and from any and all actions, suits, liens, claims, counterclaims, losses, rights, demands, debts, costs, accounts, contracts, agreements, promises, options, liabilities, obligations, damages, controversies, causes of action, loss of services, expenses and compensation, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, whether in contract or in tort, at law or in equity, including without limitation, attorneys' fees and costs (and appellate fees and costs), which Releasors, their executors, administrators, predecessors and successors in interest, assigns, attorneys, agents, employees, parent subsidiaries, affiliates, and/or personal representatives, may have had or claim to have had, or now have or claim to have or hereafter may have or assert to have on account of, or by reason of, or in any way growing out of or resulting from the Action, or relating to any of the facts, theories, causes or action or circumstances forming the basis of the Action, or in any way connected with the transactions giving rise to the Action, or otherwise.

     3. Assuming successful completion of the delivery of shares pursuant to paragraphs "1.a." and "b.", ASI, Whitney, Ruocco, Sylvester, Martello, and Pasqua hereby FULLY RELEASE, ACQUIT and FOREVER DISCHARGE, Releasors and their executors, administrators, predecessors and successors in interest, assigns, attorneys, agents, employees, affiliates, any company affiliated with, controlled by, or having a contractual relationship with the Releasors and/or personal representatives, of and from any and all actions, suits, liens, claims, counterclaims, losses, rights, demands, debts, costs, accounts, contracts, agreements, promises, options, liabilities, obligations, damages, controversies, causes of action, loss of services, expenses and compensation, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, whether in contract or in tort, at law or in equity, including without limitation, attorneys fees and costs (and appellate fees and costs), which its executors, administrators, predecessors and successors, in interest, shareholders, directors, former directors, officers, former officers, partners, assigns, attorneys, agents, employees, parents, subsidiaries, affiliates, and/or personal representatives, may have had or claim to have had, on account of, or by reason of, or in any way growing out of or resulting from the Action, or relating to any of the facts, theories, causes of action or circumstances forming the basis of the Action, or in any way connected with the transactions giving rise to the Action, or otherwise.

     4. Each party expressly understands and acknowledges that it is possible that unknown losses or claims exist, whether or not said claims or causes, or the predicate acts of such claims or causes have been enumerated in the Action, or that present losses may have been underestimated in amount or severity, and each Party represents and warrants that this uncertainty was taken into account in determining the consideration to be paid for the making of this Agreement, and that a portion of the consideration has been bargained for between the Parties with the knowledge of the possibility of such unknown claims and that said consideration was given in exchange for full accord, satisfaction and discharge of all such claims including claims and counterclaims that could have been made in the Action.

     5. It is agreed and understood that the consideration for this Agreement is contractual and not a mere recital. This Agreement is a compromise settlement agreement and is entered into by the Releasees in order to settle disputed claims, to avoid the expense of litigation, and to achieve peace. The Releasees deny that they or any of their agents, representatives, corporate parents, affiliates, subsidiaries, divisions, officers, directors, shareholders, employees, attorneys, heirs, survivors, executors, administrators, and/or assigns have ever had any liability to the Releasors. Nothing in this Agreement shall be interpreted as an admission of liability by the Releasees.

     6. Each Party acknowledges that it is fully and completely informed of the facts relating to the subject matter of this Agreement and of the rights and liabilities of each of the Parties; that each Party enters into this Agreement voluntarily after having given careful and mature consideration to the making of this Agreement; that each Party has carefully read this instrument; that each Party has discussed the provisions of this Agreement with an attorney of its choice and has executed it in reliance upon its own judgment and the advice of its attorneys; that this Agreement represents the entire agreement between the Parties; that each Party is legally competent to execute this Agreement; that each Party fully understands and intends that this Agreement will be a full, final and complete release of all matters described herein between the Parties.

     7. The  Releasors  and their  agents,  representatives,  survivors,  heirs, successors, assigns, executors, and administrators further covenant that they will refrain from commencing any action, suit, arbitration, or administrative proceeding, or prosecuting any pending action, suit, arbitration, or administrative proceeding, in law or in equity, against the Releasees or their agents, representatives, corporate parents, affiliates, subsidiaries, divisions, officers, directors, shareholders, employees, attorneys, heirs, survivors, executors, administrators, successors, or assigns, concerning any causes of action, claims, or demands released in this Agreement. The Releasors further represent and warrant that they will not in the future, aid, assist, or instigate any person, firm, business entity or corporation to bring any claim, action, arbitration, or other proceeding against any of the other parties hereto.

     8. This Agreement and its terms are CONFIDENTIAL and neither the Releasors nor their attorneys, agents, representatives, survivors, heirs, successors, assigns, executors, or administrators shall disclose this Agreement or any of its terms to any other person or entity except as otherwise required by law. If the Releasors or their attorneys, agents, representatives, survivors, heirs, successors, assigns, executors, or administrators disclose this Agreement or any of its terms to any other person except as otherwise required by law, then the Releasors (a) shall be liable for all damages arising from that breach, (b) shall indemnify the Releasees and their agents and affiliates for and from any and all liability, loss, cost or expense (including but not limited to reasonable attorneys' fees) resulting from the breach, and (c) shall forfeit any moneys and shares that have been, or will be, received pursuant to this Agreement. The parties hereby stipulate that the above provisions of this paragraph do not constitute a penalty and waive any right to make such a claim. If any of the persons or entities bound by this paragraph discloses this Agreement or any of its terms to any other person as required by law, then the person or entity making the disclosure shall inform the other person to whom the information was disclosed that the Agreement and its terms are confidential and must not be disclosed by the other person.

     9. The Releasors make the following warranties and covenants concerning their right to settle and release their claims: the Releasors warrant that they have not voluntarily or involuntarily transferred, conveyed, pledged, assigned, or made any other disposition of the rights, claims, interests, actions, causes of action, obligations, or any other matter being released by this Agreement, and that they have the full power and right to accept the consideration for this Agreement and to give the releases and agreements set forth herein. The Releasors represent and warrant that there are no other persons or entities, including but not limited to former or existing spouses of the Releasors, who possess any potential claim for damages against the Releasees or their agents, representatives, corporate parents, affiliates, subsidiaries, divisions, officers, directors, shareholders, employees, attorneys, heirs, survivors, executors, administrators, successors, and assigns, arising out of or relating to the causes of action, claims, or demands released in this Agreement, or who must sign, approve, or consent to this Agreement in order for the Releasees to obtain complete releases from the claims as stated above.

     10. In connection with this Settlement and Release, the Parties each acknowledge that additional facts may be discovered later, but that it is the intention of each Party to fully, finally and forever settle and release all matters and any related claims, known or unknown, suspected or unsuspected, which now exist, may exist, or formerly have existed between Parties. The Parties acknowledge that this Agreement shall and will remain in effect as a full and complete general release of all matters, notwithstanding the discovery or existence of any additional or different facts. The Releasors acknowledge that they assume the risk of any mistake of fact or law with regard to all aspects of this Agreement and any asserted rights released by this Agreement.

     RELEASORS AND RELEASEES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, AND THAT THEY FULLY KNOW, UNDERSTAND AND APPRECIATE ITS CONTENTS AND THAT THEY EXECUTE THE SAME AND MAKE THE SETTLEMENT PROVIDED FOR HEREIN VOLUNTARILY AND OF THEIR OWN FREE WILL.

     11. This Settlement Agreement shall be governed by, subject to, and construed in accordance with the internal laws of the State of New York without regard to its choice of law or conflicts rules or provisions.

     12. The Parties acknowledge that this Agreement is the entire agreement between and among them and that there are no terms, agreements, representations, warranties, promises, inducements, or understandings, oral or otherwise, except as expressly stated herein; that this Agreement contains the entire agreement between the Releasors and the Releasees and that the terms of the Release are contractual and not mere recitals; and that this Agreement may not be amended or modified in any respect except by a written instrument duly executed by all the parties to this Agreement.

     13. If any portion or term of this Agreement is held unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be effected and shall remain fully in force and enforceable.

     14. This Agreement may be pleaded as a full and complete defense to any action, suit, arbitration, or other proceeding that may be instituted, prosecuted, or attempted with respect to any of the claims released hereby. The Releasors agree that any such proceeding would cause irreparable injury to the Releasees and that any court of competent jurisdiction may enter an injunction restraining prosecution thereof. The Releasors further agree that this Agreement may be pleaded as necessary for the purpose of enforcing this Agreement in court.

     15. The Parties consent to have any dispute concerning this Agreement heard in the Federal District Court for the Southern District of New York located in the County of Westchester, State of New York.

     16. This Agreement may be executed in one or more counterparts and by telecopier and shall be effective as between the parties when so executed provided that the party executing this stipulation by telecopier agrees to provide the others with signed counterpart by overnight courier. A set of counterpart copies which collectively contains the signature and acknowledgment of all parties shall constitute an original.

     17.  The  parties  through   counsel  agree  to  execute   stipulations  of
discontinuance with prejudice and without costs necessary to effect a dismissal of the Action.

     18. This Stipulation may be, but shall not be required to be submitted to the court to be "so ordered", but whether or not "so ordered" by the court shall be deemed to constitute and have the effect of an order in this proceeding as between the parties, and shall be enforceable as such.

     19. The shares to be delivered to the Releasees are to be issued out of the shares of stock currently held by John T. Ruocco, Michael T. Sylvester, Robert
B. Whitney, Steven A. Martello and Leon Pasqua and others.

     20. This Agreement shall be held in escrow and not be delivered and effective until Releasors have delivered share certificates, stock powers, letter of authorization, the consents of AIC and the underwriter, opinions of counsel and such other documentation necessary to deliver to the Escrow Agent share certificates in good deliverable form necessary to effectuate the transfer, issuance and delivery contemplated under paragraph "1.a" and "1.b".

     IN WITNESS WHEREOF, this Agreement is executed as follows:

                              /s/  Albert Pace
                              ALBERT PACE

State of New York   )
                    )ss.:
County of Orange    )

     Before me personally appeared Albert Pace known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that he executed the same.

     Sworn and subscribed before me this 27th day of February, 1997.

                              /s/ Howard Protter
                              Notary Public


                              /s/ Jan Polek
                              JAN POLEK

State of New Jersey )
                    )ss.:
County of Morris    )

     Before me personally appeared Jan Polek known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that he executed the same.

     Sworn and subscribed before me this 27th day of February, 1997.

                              /s/ Mariann G. Werp
                              Notary Public

                                   ALCOHOL SENSORS
                                    INTERNATIONAL, LTD.

                                   By /s/ Robert B. Whitney
                                      Robert B. Whitney, its President

State of New York   )
                    )ss.:
County of Nassau    )

     Before me personally appeared Robert B. Whitney known to me to be the person whose name is subscribed and acknowledged to me that the same was an act of Alcohol Sensors International, Ltd., a New York corporation, and that he executed the same for the purposes and consideration therein expressed as the act and deed of said corporation, and that he is authorized to execute same by order of the Board of Directors of said corporation.

     Sworn and subscribed before me this 27th day of February, 1997.

                                   /s/ Joseph M. Lively
                                   Notary Public


                                   /s/ John T.Ruocco
                                   JOHN T. RUOCCO

State of New York   )
                    )ss.:
County of Nassau    )

     Before me personally appeared John T. Ruocco known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that he executed the same.

     Sworn and subscribed before me this 27th day of February, 1997.

                                   /s/ Joseph M. Lively
                                   Notary Public


                                   /s/ Michael A. Sylvester
                                   MICHAEL A. SYLVESTER

State of New York   )
                    )ss.:
County of Nassau    )

     Before me personally appeared Michael A. Sylvester known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that he executed the same.

     Sworn and subscribed before me this 27th day of February, 1997.

                                   /s/ Joseph M. Lively
                                   Notary Public

                                   /s/ Robert B. Whitney
                                   ROBERT B. WHITNEY

State of New York   )
                    )ss.:
County of Nassau    )

     Before me personally appeared Robert B. Whitney known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that he executed the same.

     Sworn and subscribed before me this 27th day of February, 1997.

                                   /s/ Joseph M. Lively
                                   Notary Public


                                   /s/ Steven A. Martello
                                   STEVEN A. MARTELLO

State of New York   )
                    )ss.:
County of Nassau    )

     Before me personally appeared Steven A. Martello known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that he executed the same.

     Sworn and subscribed before me this 27th day of February, 1997.

                                   /s/ Joseph M. Lively
                                   Notary Public


                                   /s/ Leon  Pasqua
                                   LEON PASQUA

State of New York   )
                    )ss.:
County of Suffolk   )

     Before me personally appeared Leon Pasqua known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that he executed the same.

     Sworn and subscribed before me this 27th day of February, 1997.

                                   /s/ Joseph M. Lively
                                   Notary Public